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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

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                                      FORM 8-K/A

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported): February 5, 1998

                    SANCHEZ COMPUTER ASSOCIATES, INC.
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           (Exact Name of Registrant as Specified in Charter)


Pennsylvania                             0-21705            23-2161560
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
  of Incorporation)                     File Number)       Identification No.)


40 Valley Stream Parkway, Malvern, PA                                 19355
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (610) 296-8877



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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          As expected at the time of the filing of the Current Report on Form 8-K amended hereby, in light of the filing by the registrant of its financial statements for its 1997 fiscal year, the acquisition of Greystone is not significant as defined in Article 1-02(w) of Regulation S-X; therefore, the financial statements of Greystone are not be required to be filed pursuant to this Item.


     (b)  Pro Forma Financial Information.

          See the answer to Item 7(a) above.

     (c)  Exhibits.

          2.1 Reorganization Agreement dated as of February 5, 1998 among Sanchez Computer Associates, Inc., System Acquisition Corp., Greystone Technology Corporation, Robert D. Shear and K.S. Bhaskar.




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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    April 20, 1998           SANCHEZ COMPUTER ASSOCIATES, INC.



                              By: /s/Joseph F. Waterman
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                                   Joseph F. Waterman,
                                   Sr. Vice President
                                   and Chief Financial Officer




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                                    EXHIBIT INDEX

            DOCUMENT

2.1  Reorganization Agreement dated as of                Previously filed.
     February 5, 1998 among Sanchez Computer
     Associates, Inc., System Acquisition
     Corp., Greystone Technology Corporation,
     Robert D. Shear and K.S. Bhaskar.








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